                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 1999


                           Healthcare Recoveries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                     0-22585
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                            (Commission File Number)


                                   61-1141758
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                      (IRS Employer Identification Number)


                1400 Watterson Tower, Louisville, Kentucky 40218
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 454-1340
                                                           --------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                                              Exhibit Index Located on Page:  6
                                                      Total Number of Pages: 31

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Item 2. Acquisition

         Healthcare Recoveries, Inc., a Delaware corporation ("HCRI"), acquired the assets and certain of the liabilities of MedCap Medical Cost Management, Inc., a California corporation ("MedCap"), in an asset acquisition (the "Asset Purchase") on February 15, 1999. The Asset Purchase was consummated in accordance with the terms of that certain asset purchase agreement (the "Asset Purchase Agreement"), dated December 4, 1998 among HCRI, MedCap and Marcia Deutsch, an individual resident of the State of California.

Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits.

        (a)       Financial Statements of Business Acquired.

                  The following audited Financial Statements of MedCap, together with an independent auditors report thereon and the notes thereto, are included in Exhibit 99.3.

                  (i)      Balance Sheet as of December 31, 1997.

                  (ii) Statement of Income for the year ended December 31, 1997.

                  (iii) Statement of Changes in Shareholder's Equity for the year ended December 31, 1997.

                  (iv) Statement of Cash Flows for the year ended December 31, 1997.

                  (v)      Notes to Financial Statements.

                  The following unaudited Financial Statements of MedCap, together with an independent auditors review report thereon and the notes thereto, are included in Exhibit 99.3.

                  (i) Condensed Combined Balance Sheets as of September 30, 1998 and December 31, 1997.

                  (ii) Condensed Statements of Income for the nine-month periods ended September 30, 1998 and 1997.

                  (iii) Condensed Statements of Cash Flows for the nine-month periods ended September 30, 1998 and 1997.

                  (iv)     Notes to Condensed Financial Statements.




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       (b)        Pro Forma Financial Information.

                  The unaudited pro forma condensed financial statements have been prepared giving effect to the acquisition of the net assets of MedCap Medical Cost Management, Inc. ("MedCap") and the acquisition of the net assets of Subro Audit Incorporated and O'Donnell Leasing Co., LLP (Subro Audit Incorporated and O'Donnell Leasing Co., LLP collectively referred to as "Subro"). On January 25, 1999, HCRI also completed the purchase of substantially all the assets and assumption of substantially all the liabilities of Subro in a transaction accounted for as a purchase. Pursuant to the definitive agreement between HCRI and the owners of Subro, HCRI paid approximately $24.4 million in cash on the date of closing and will pay up to an additional $8.5 million to the owners of Subro if certain targets are met pursuant to an earn-out arrangement.

                  The unaudited pro forma condensed balance sheet of HCRI, MedCap and Subro (HCRI, MedCap and Subro collectively referred to as the "Combined Entities") as of September 30, 1998, is presented assuming the acquisitions had occurred on September 30, 1998. The unaudited pro forma condensed statements of income of the Combined Entities for the nine-month period ended September 30, 1998 and for the year ended December 31, 1997, present the results of operations of the Combined Entities assuming the acquisitions and related transactions had occurred on January 1, 1997. All material adjustments required in reflecting the acquisitions and related transactions are set forth in the "Pro Forma Adjustments" column. The pro forma adjustments are based on preliminary assumptions of the allocations of the respective purchase prices and are subject to substantial revision once appraisals, evaluations and other studies of the fair value of MedCap's and Subro's assets and liabilities are completed. Actual purchase accounting adjustments may differ from the proforma adjustments presented herein.

                  The combined financial statements of Subro as of and for the years ended December 31, 1997 and 1996 and the condensed combined financial statements of Subro as of September 30, 1998 and for the nine-month periods ended September 30, 1998 and 1997, are incorporated herein by reference to HCRI's current report on Form 8-K/A (File No. 0-22585) dated April 7, 1999.

                  The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements of HCRI, MedCap and Subro. The pro forma data is for informational purposes only and may not necessarily reflect future results of operations and financial position or what the results of operations or financial position would have been had HCRI acquired the net assets of MedCap and Subro on January 1, 1997 or September 30, 1998, respectively.

                  The following audited Pro Forma Financial Information of HCRI, together with the notes thereto, are included in Exhibit 99.4.


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                  (i)      Unaudited Pro Forma Condensed Balance Sheet of HCRI
                           at September 30, 1998.

                  (ii) Unaudited Pro Forma Condensed Statement of Income for the nine-month period ended September 30, 1998.

                  (iii) Unaudited Pro Forma Condensed Statement of Income for the year ended December 31, 1997.

                  (iv) Notes to Unaudited Pro Forma Condensed Financial Statements.

         (c)      Exhibits.

Exhibit No.
2.1*     Asset Purchase Agreement by and among HCRI, MedCap Medical Cost
         Management, Inc. and Marcia Deutsch, dated as of December 4, 1998. The
         Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Asset Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request (incorporated herein by reference to Exhibit 2.1 of HCRI's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 1998).

23.1     Consent of PricewaterhouseCoopers LLP.

99.1* Text of Press Release of HCRI, dated December 7, 1998 (incorporated herein by reference to Exhibit 99.1 of HCRI's Current Report on Form
         8-K filed with the Securities and Exchange Commission on December 11,
         1998).

99.2* Text of Press Release of HCRI, dated February 16, 1999. (incorporated herein by reference to Exhibit 99.2 of HCRI's Current Report on Form
         8-K filed with the Securities and Exchange Commission on February 26,
         1999).

99.3 Financial Statements of MedCap Medical Cost Management, Inc. as described in Item 7(a) of this 8-K/A.

99.4     Pro Forma Combined Financial Information of HCRI, as described in Item
         7(b) of this 8- K/A.

99.5* The combined financial statements of Subro as of and for the years ended December 31, 1997 and 1996 and the condensed combined financial statements of Subro as of September 30, 1998 and for the nine-month periods ended September 30, 1998 and 1997 (incorporated herein by reference to Exhibit 99.3 of HCRI's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 7, 1999).

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* Previously filed.




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                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 29, 1999


                                      HEALTHCARE RECOVERIES, INC.


                                        /s/ Douglas R. Sharps
                                 By:  -----------------------------------------
                                      Douglas R. Sharps
                                      Executive Vice President -- Finance and
                                      Administration, Chief  Financial Officer,
                                      and Secretary



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                              EXHIBIT INDEX


Exhibit                                                                Page No.
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

2.1*      Asset Purchase Agreement by and among HCRI, MedCap
          Medical Cost Management, Inc. and Marcia Deutsch, dated as of December 4, 1998. The Exhibits and
          Disclosure Letters which are referenced in the table of contents and elsewhere in the Asset
          Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request (incorporated herein by reference to Exhibit 2.1 of HCRI's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 1998).

23.1      Consent of PricewaterhouseCoopers LLP.

99.1*     Text of Press Release of HCRI, dated December 7,
          1998 (incorporated herein by reference to Exhibit
          99.1 of HCRI's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 1998).

99.2*     Text of Press Release of HCRI, dated February 16,
          1999. (incorporated herein by reference to Exhibit
          99.2 of HCRI's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 1999).

99.3      Financial Statements of MedCap Medical Cost
          Management, Inc. as described in Item 7(a) of this 8-K/A.

99.4 Pro Forma Combined Financial Information of HCRI, as described in Item 7(b) of this 8-K/A.

99.5* The combined financial statements of Subro as of and for the years ended December 31, 1997 and 1996 and the condensed combined financial statements of Subro as of September 30, 1998 and for the nine-month periods ended September 30, 1998 and 1997 (incorporated herein by reference to Exhibit
          99.3 of HCRI's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 7, 1999).

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* Previously filed.